[LOGO] SCUDDER
       INVESTMENTS



Prospectus

                     January 28, 2002, as revised October 17, 2002

                Scudder PreservationPlus Income Fund

                The Fund is designed exclusively for IRAs, 401(k)s, 457s, 403(b)s and other similar plans.


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

PreservationPlus Income Fund

                      Overview of the
                      PreservationPlus Income Fund

                      3   Goal

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      5   Who Should Consider Investing
                          in the Fund

                      6   Total Returns, After Fees and
                          Expenses

                      8   Annual Fund Operating
                          Expenses

                       A Detailed Look at the
                       PreservationPlus Income Fund

                       10  Objective

                       10  Strategy

                       10  Principal Investments

                       14  Investment Process

                       16  Risks

                       19  Management of the Fund

                       22  Calculating the Fund's Share
                           Price

                       23  Dividends and Distributions

                       23  Tax Considerations

                       24  Buying and Selling Fund Shares

                       31  Financial Highlights

Overview of the PreservationPlus Income Fund

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.

Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

Investment Policies and Strategies: The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bond and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.


                                     Scudder PreservationPlus Income Fund  |  3

Principal Risks of Investing in the Fund

         Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

         . There is a sharp rise in interest rates.

         . An issuer's creditworthiness declines.

         . Changes in interest rates or economic downturns have a negative effect on issuers of fixed income securities or Wrapper Agreements.

         . Securities we have selected may not perform as expected.

         . A price quotation may not be readily available and the Fund may not be able to sell a security at a price that reflects our estimate of its value.

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign investments.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . The risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

         . The amount and timing of subscription and redemption activity of shareholders may affect the Fund's performance and income.

         The Fund attempts to offset these risks by entering into Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

         . The possibility of default or deterioration in the creditworthiness of a financial institution providing a Wrapper Agreement ('Wrapper Provider').

         . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

         . Wrapper Agreements do not typically assume the credit risk associated with the Fund's fixed income securities and other instruments.

4  |  Scudder PreservationPlus Income Fund

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

         PreservationPlus Income Fund offers shares only to individual retirement accounts (IRAs) and to employees investing through participant-directed employee benefit plans. IRAs include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, simplified employee pension IRAs (SEP IRAs), savings incentive match plans for employees (SIMPLE IRAs), and Keogh plans. Read this prospectus carefully before investing.

         You should not consider investing in PreservationPlus Income Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

         An investment in PreservationPlus Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.

                                     Scudder PreservationPlus Income Fund  |  5

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on December 23, 1998 (its inception date). The table compares the Fund's average annual return for the one year period and since inception ended December 31, 2001 with the Lehman 1-3 Year Government/Credit Index, the iMoneyNet First Tier Retail Money Funds Average and the Wrapped Lehman Intermediate Aggregate Income Index. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown. Total return reflects the expense waivers in place during the periods presented. In their absence returns would have been lower.

As of December 31, 2001, the Fund's 30-day yield was 5.46%.


--------------------------------------------------------------------------------

The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.20%. The Wrapped Lehman Intermediate Aggregate Income Index more closely reflects the market sector in which the Fund invests than the other Lehman index. The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.



The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The 'total return' of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

         Year-by-Year Returns (each full calendar year since inception)

            [CHART]

  1999     2000    2001
 -----    -----   -----
 5.99%    6.74%   6.14%

Since inception, the Fund's highest return in any calendar quarter was 1.67% (third quarter 2000) and its lowest quarterly return was 1.26% (first quarter
1999). Past performance offers no indication of how the Fund will perform in the future.

6  |  Scudder PreservationPlus Income Fund

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                               Since Inception
                                                      1 Year (December 23, 1998)
--------------------------------------------------------------------------------
PreservationPlus Income Fund                          6.14%         6.27%
--------------------------------------------------------------------------------
Lehman 1-3 Year Government/Credit Index/1/            8.78%         6.64%
--------------------------------------------------------------------------------
iMoneyNet First Tier Retail Money Market Funds
Average/1/                                            3.56%         4.66%
--------------------------------------------------------------------------------
Wrapped Lehman Intermediate Aggregate Income Index/1/ 6.09%         5.91%
--------------------------------------------------------------------------------

/1/ The benchmarks are calculated from December 31, 1998.

                                     Scudder PreservationPlus Income Fund  |  7

Annual Fund Operating Expenses

(expenses paid from Fund assets)

The Shareholder Fees and Annual Fees and Expenses tables below describe the fees and expenses that you may pay if you buy and hold shares of PreservationPlus Income Fund.

Under normal circumstances, on shares purchased directly through the Fund's transfer agent, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the 'Interest Rate Trigger' is 'active,' as described under 'Buying and Selling Fund Shares.' Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Interest Rate Trigger is active. Shareholders should check with their platform's representative directly.


Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases                                      None
-----------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                                   None
-----------------------------------------------------------------------------------
Maximum Redemption Fee (as a percentage of amount redeemed, as applicable) 2.00%/1/
-----------------------------------------------------------------------------------

           Annual Fees and Expenses
                                                       Percentage of
                                                       Average Daily
                                                       Net Assets/2/
           Management Fees                                   0.70%
           ---------------------------------------------------------
           Distribution (12b-1) Fees                       None
           ---------------------------------------------------------
           Other Fund Operating Expenses (including a
           0.25% shareholder servicing fee)               2.30%/3/
           ---------------------------------------------------------
           Total Fund Operating Expenses                     3.00%
           ---------------------------------------------------------
           Less: Fee Waivers or Expense Reimbursements   -1.50%/4/
           ---------------------------------------------------------
           Net Expenses                                   1.50%/5/
           ---------------------------------------------------------

/1/ The redemption fee payable to the master portfolio is designed primarily to lessen those costs associated with redemptions including transaction costs of selling securities to meet redemptions, as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements.

  The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in this prospectus.

8  |  Scudder PreservationPlus Income Fund

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds./2/ Your actual costs may be higher or lower.

Expense Example/6/

                        1 Year 3 Years 5 Years 10 Years
                         $153   $474    $818    $2,187
                        -------------------------------

/2/ Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Income Portfolio, the master portfolio into which PreservationPlus Income Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.) The Fund will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. The Fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

/3/ 'Other Expenses' include the annual premium rates the Fund pays for Wrapper
    Agreements.

/4/ The investment advisor and administrator have contractually agreed through January 31, 2010 to waive a portion of their fees and reimburse expenses including the annual premiums on Wrapper Agreements so that total expenses will not exceed 1.50%.

/5/ The investment advisor and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total expenses will not exceed 1.00%. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.

/6/ For the first eight years, the expense example takes into account the contractual fee waivers and reimbursements.

                                     Scudder PreservationPlus Income Fund  |  9

A Detailed Look at the PreservationPlus Income Fund

Objective

         PreservationPlus Income Fund seeks a high level of current income while seeking to maintain a stable value per share.

         The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

Strategy

         The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks. In an attempt to enhance return, the Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

Principal Investments

         Fixed Income Securities. The Fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are de-

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.


10  |   Scudder PreservationPlus Income Fund
         termined by us to be of similar quality). The Fund may also invest up to 10% of its assets in high yield debt securities determined at the time of purchase (also known as junk bonds). To gain exposure to high yield debt securities, the Fund may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. If the Fund gains exposure to high yield debt securities by investing directly, the Fund will invest in securities rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). If the Fund gains exposure to the high yield debt securities by investing in the Scudder High Income Plus Fund, it may gain greater diversification by holding more securities of varying risks than the Fund could gain buying individual securities. The Scudder High Income Plus Fund is permitted to invest in securities of lower credit ratings than those the Fund could invest in if it makes direct purchases of high yield debt securities. The Scudder High Income Plus Fund is not rated. Additional information about the Scudder High Income Plus Fund's investment policies are included in its prospectus.

         Fixed income securities in which the Fund may invest include the following:

         . US government securities that are issued or guaranteed by the US
           Treasury, or by agencies or instrumentalities of the US government.

         . US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

         . US dollar-denominated asset-backed securities issued by domestic or foreign entities.

         . Mortgage pass-through securities issued by governmental and non-governmental issuers.

         . Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

         . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

                                    Scudder PreservationPlus Income Fund  |  11

         We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

         . We allocate assets among a diversified group of issuers.

         . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Service or Fitch, another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

         . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

         Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's use of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Fund's fixed income securities and other instruments, the Covered Assets, up to specified amounts, under certain circumstances. As an example, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider may become obligated to pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund may become obligated to pay the differ-

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Book value of the Covered Assets is generally their purchase price, plus interest accrued at the crediting rate, less any adjustments for deposits or withdraws or for defaulted or impaired securities (as specified in the Wrapper Agreements).


The Crediting Rate:

.. Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value and the market value of the Covered Assets; and.

.. Is a significant component of the Fund's yield.

12 | Scudder PreservationPlus Income Fund ence to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

         We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

         . We enter into Wrapper Agreements with multiple issuers, each of which, at the time of purchase, has received a high quality rating.

         . We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

         Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

         Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

         Derivative Instruments. The Fund may invest in various instruments commonly known as 'derivatives' to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a

--------------------------------------------------------------------------------


A high quality rating means an issuer is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.


                                    Scudder PreservationPlus Income Fund  |  13
         specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these instruments if we believe that their return potential more than compensates for the extra risks associated with using them.

         Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment Process

         The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds. Recently, the Fund has had a low portfolio turnover rate.

         The Fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

         The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates investments in instruments across domestic and international fixed income and currency markets.


--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period.


14  |  Scudder PreservationPlus Income Fund

         In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the Fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

         The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment grade ratings, if the situated warranted. These short-term obligations may not be covered by a Wrapper Agreement. During any period in which such a position is adopted, the Fund may not meet its goal of a high level of current income or a stable net asset value.


                                    Scudder PreservationPlus Income Fund  |  15

Risks

         Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

         Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

         Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

         . A Wrapper Provider could default, which could cause the Fund's share price to fluctuate and could result in losses for investors in the Fund.

         . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

         . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

         . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

         . If a Wrapper Provider is unable to make timely payments or its creditworthiness has significantly deteriorated, the Fund's Board may determine the fair value of that Wrapper Agreement may not

16  |  Scudder PreservationPlus Income Fund
           equal the difference between the book value and the market value, which could cause the Fund's share price to fluctuate.

         . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

         Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

         Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. The Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

                                    Scudder PreservationPlus Income Fund  |  17

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

         Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;

         . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

         The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

         If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

         Foreign Investment Risk. To the extent that the Fund invests in securities traded on exchanges outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline

18 | Scudder PreservationPlus Income Fund relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risk

         Lower Rated Securities. The Fund may invest in debt securities rated in the fifth and sixth long-term ratings categories directly or through the Scudder High Income Plus Fund. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures adopted by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, our research and credit analysis are an especially important part of managing securities of this type.

         In considering investments for the Fund, we attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Our analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

                                    Scudder PreservationPlus Income Fund  |  19

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment advisor received a fee of 0.70% of the Fund's average daily net assets for its services in the last fiscal year. The investment advisor waived a portion of its fee during the period. This is the same fee that Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), the previous investment advisor to the Fund, received for its services in the last fiscal year. DeAM, Inc. became the investment advisor on April 30, 2001.

         As of September 30, 2001, DeAM, Inc. had total assets under management of approximately $190 billion. As of September 30, 2001, DeAM, Inc. managed approximately $16.2 billion in stable value assets.

         Deutsche Bank AG, an international commercial and investment banking group, is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

         Eric Kirsch, CFA

         . Managing Director of the investment advisor.

         . Portfolio Manager of the master portfolio since its inception.

         . Joined the investment advisor in 1980.

         . Head of North America Fixed Income.

         Louis R. D'Arienzo

         . Director of the investment advisor.

         . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

20  |  Scudder PreservationPlus Income Fund

         . Joined the investment advisor in 1981.

         . Portfolio Manager in the Specialty Fixed Income investment group.

         John D. Axtell

         . Managing Director of the investment advisor.

         . Portfolio Manager of the master portfolio since its inception.

         . Joined the investment advisor in 1990.

         . Head of the Stable Value Management Group.

         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Fund. These are the same services that Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), the previous administrator to the Fund provided. ICCC became the administrator on July 1, 2001. ICCC also serves as the Fund's transfer agent ('Transfer Agent').

         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management, or special trust or retirement-investment reporting.

                                    Scudder PreservationPlus Income Fund  |  21

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the PreservationPlus Income Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

Calculating the Fund's Share Price

         We calculate the daily price of a Fund's shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

         The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities and Wrapper Agreements it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

         We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine its value by the

--------------------------------------------------------------------------------

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in

February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

22 | Scudder PreservationPlus Income Fund method that most accurately reflects its fair value under procedures adopted by the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

Dividends and Distributions

         Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay at least annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

         On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

         We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.

Tax Considerations

         The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund.


--------------------------------------------------------------------------------


A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.


                                    Scudder PreservationPlus Income Fund  |  23

         For tax exempt investors such as IRA owners and plan participants, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. Income and capital gains earned by the Fund and distributed to taxable investors will be subject to income taxation.

         Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

Buying and Selling Fund Shares

         How to contact the Transfer Agent

            By Phone:         1-800-621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments By    c/o Scudder Investments
            Mail:             P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

24  |  Scudder PreservationPlus Income Fund

         Minimum account investments

                              To open an      $500
                              account
                              --------------------
                              To add to an    $50
                              account
                              --------------------
                              Minimum account $500
                              balance
                              --------------------

         The Fund and its service providers reserve the right to, from time to time and in their discretion, waive or reduce the investment minimum.

         IRAs

         Purchasing Shares. Please contact your IRA service agent for information on purchasing shares. If you established your IRA with Scudder mutual funds, you may purchase additional shares by contacting the Transfer Agent.

         Redeeming Shares. All redemption requests must be made in writing and must include the reason you are selling your shares. Call the Transfer Agent at 1-800-621-1048 or your service agent to request a redemption form. When the Interest Rate Trigger (as explained below) is active, redemptions that are not qualified IRA redemptions, as described in the next section, will be subject to the 2% redemption fee. Therefore, it is important to consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of withdrawal of IRAs. If you purchase shares directly from the Fund and your redemption is a qualified IRA redemption you will not pay a redemption fee even if the Interest Rate Trigger is 'active'. Generally, qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that is not subject to an IRS penalty tax and are not later transferred to a different IRA account. Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

         . Who is over the age of 59 1/2;

         . Who is deceased;

         . Who has become disabled;

         . Who has elected to take a steady stream of distributions over their life expectancy;

         . Who is using the proceeds for education expenses; or

                                    Scudder PreservationPlus Income Fund  |  25

         . Who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses, medical insurance, for a qualified domestic relations order, etc.

         Certain redemptions that are not considered qualified IRA redemptions include those that result in:

         . an exchange to an alternative investment within the IRA owners account (regardless of age);

         . a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or

         . a distribution from the IRA owner's account that will be subject to an IRS penalty tax.

         We may request supporting documentation to verify that a requested redemption is qualified.

         For complete information, please contact your IRA service agent.

         Shareholders who purchase through certain mutual fund supermarkets or other intermediary 'platforms' will be charged the redemption fee for both qualified and non-qualified redemptions if the Interest Rate Trigger is 'active'. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares.

         Participant-directed plans

         Purchasing Shares. You must contact your plan administrator for information on how to purchase shares. Your plan may have specific provisions with respect to the timing and method of share purchases, exchanges and redemptions by its participants. Plan administrators and fiduciaries should call 1-800-621-1048 for information regarding a plan's account with the Fund.

--------------------------------------------------------------------------------

Alternative investment is any other investment fund, vehicle, security or instrument.

IRS penalty tax is a penalty tax (typically 10%) imposed under the Internal Revenue Code on certain distributions from an IRA owner's account.

26  |  Scudder PreservationPlus Income Fund

         Redeeming Shares. You must contact your plan administrator for information on how to redeem shares. Generally, there will be no redemption fee assessed for Qualified Plan Redemptions. Some examples of these are:


         . Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;

         . Redemptions to fund loans to, or 'in service' withdrawals by, a plan participant;


         . Transfers to other investment options within plans that do not offer a competing fund; and

         . Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash.

         All other redemptions of shares will be subject to the 2% redemption fee, if the Interest Rate Trigger is active.

         The Fund reserves the right to require written verification of whether a redemption request is for a qualified plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. In no event will payment be made more than seven calendar days after receipt of a redemption request in good order.


--------------------------------------------------------------------------------

Qualified Plan Redemptions are those participant-directed redemptions in accordance with plan provisions not subject to an IRS penalty tax assessment.

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

Three month equity wash requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for 3 months before transferring to the competing fund.

                                    Scudder PreservationPlus Income Fund  |  27

         The value of shares at the time of redemption may be more or less than the plan participant's cost at the time of purchase, depending upon the then-current market value of the Fund's assets (its interest in the master portfolio). Plan participants should consult with their plan administrator and/or professional tax advisor with respect to the terms and conditions for withdrawal from, or redemption of their interests in, their plan.

         Interest rate trigger

         Qualified IRA redemptions and qualified plan redemptions (as described above) are not subject to the redemption fee at any time, except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee, in the amount of 2%, on the proceeds of such redemptions of shares by shareholders on any day that the 'Interest Rate Trigger' (as described below) is 'active,' and not subject to those charges on days that the Interest Rate Trigger is 'inactive.' The Interest Rate Trigger is active on any day when, as of the preceding day, the 'Reference Index Yield' exceeds the sum of the 'Annual Effective Yield' of the PreservationPlus Income Portfolio plus 1.55%. The Reference Index Yield on any determination date is the previous day's closing 'Yield to Worst' on the Lehman Brothers Intermediate Treasury Bond Index(R). The status of the Interest Rate Trigger will either be 'active' or 'inactive' on any day, and shall be determined on every day that the NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

         The Annual Effective Yield of the Portfolio is intended to represent one day's investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

         [1 + (Previous Day's Dividend Factor / NAV Per Share) ^365]-1

         Please note that the annual effective yield of the Fund will be lower than the annual effective yield of the Portfolio because the Portfolio's expenses are lower than the Fund's.

28  |  Scudder PreservationPlus Income Fund

         A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or a qualified plan redemption to the Fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of business on March 1st and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.55% equals 7.75%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,900. The redemption fee will continue to apply to all redemptions that are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%.

         (Please note that this example does not take into consideration an individual shareholder's tax situation or tax consequences including, without limitation, any withholding taxes that may apply on purchases through platforms.)

         The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future.

         You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield by calling 1-800-621-1048 or your service agent.

         Important information about buying and selling shares

         . After receiving a shareholder's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

         . It is the responsibility of the plan administrator or IRA service agent to forward purchase and redemption instructions to the Fund.

         . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of your shares the next business day but always within seven calendar days.

                                    Scudder PreservationPlus Income Fund  |  29

         . Qualified plan redemptions and qualified IRA redemptions are not subject to a 2% redemption fee, except as noted above for investments made through certain platforms.

         . The redemption fee does not apply to exchanges into another investment company or other entity that invests exclusively in the master portfolio.

         . The Fund remits proceeds from the sale of shares in US dollars for redemption requests up to $250,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one IRA or plan shareholder. The Fund may redeem 'in kind' if a redemption request is larger than the lesser of $250,000 or 1% of the Fund's NAV. The redemption-in-kind may include wrapper agreements.

         . The Fund does not issue share certificates.

         . We reserve the right to reject purchases of Fund shares including exchanges for any reason.

         . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when the New York Stock Exchange is closed.


30  |  Scudder PreservationPlus Income Fund

Financial Highlights


The table below provides a picture of the Fund's financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represents the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                 For the Period
                                                                  December 23,
                                                   For the Years    1998/1/
                                                       Ended        through
                                                   September 30, September 30,
                                                    2001   2000       1999

Per share operating performance:
-------------------------------------------------------------------------------
Net asset value, beginning of period               $10.00 $10.00       $10.00
-------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------
Net investment income                                0.62   0.65         0.44
-------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------
Net investment income                              (0.62) (0.65)       (0.44)
-------------------------------------------------------------------------------
Net asset value, end of period                     $10.00 $10.00       $10.00
-------------------------------------------------------------------------------
Total investment return/2/                          6.38%  6.65%     4.46%/3/
-------------------------------------------------------------------------------

Supplemental data and ratios:
-------------------------------------------------------------------------------
Net assets, end of period (000s omitted)           $9,870   $219         $118
-------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------
Net investment income                               5.84%  6.52%     5.85%/4/
-------------------------------------------------------------------------------
Expenses after waivers, including expenses of the
PreservationPlus Income Portfolio                   1.00%  1.00%     0.89%/4/
-------------------------------------------------------------------------------
Expenses before waivers, including expenses of the
PreservationPlus Income Portfolio                   3.00% 34.37%   228.00%/4/
-------------------------------------------------------------------------------
Portfolio turnover rate/5/                            13%  0%/6/         149%
-------------------------------------------------------------------------------

/1/ Commencement of operations.

/2 /Total returns for the Fund assumes that an investor did not pay a redemption fee at the end of the periods shown.

/3 /Return is not annualized.

/4 /Annualized.

/5 /The Portfolio turnover rate is the turnover rate for the master portfolio into which the Fund invests all of its assets.

/6 /Less than 1%.

                                    Scudder PreservationPlus Income Fund  |  31

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                      PreservationPlus Income CUSIP#
                      Fund--                  055.922.660
                      BT Investment Funds
                                              811-4760

                                    [GRAPHIC]


  Printed on recycled paper.  (10/17/02) SPIF-1-IV